Walthausen Small Cap Value Fund

December 31, 2009
Fourth Quarter

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (%)

(as of 12/31/09)

	Q4 2009	1 Yr (2009)	Since Inception* (2/1/08)
Walthausen Small Cap Value Fund	5.70	42.39	6.69
Russell 2000 Value Index	3.63	20.58	-5.70

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return since inception

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception Date:	02/01/08
Ticker Symbol:	WSCVX
Cusip:	933310104
Net Assets	$24.5 million
NAV:	$11.32
Net Expense Ratio:	1.48%

Investment Minimums

Regular Account	$2,500
Automatic Reinvestment Plan	$2,500
IRA Account	$2,500

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in January, 2003, through to the time of his departure in July, 2007.

Investment Adviser:

Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:

Mutual Shareholders Services

Custodian Bank:

Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

December 31, 2009
Fourth Quarter

Fund Characteristics (as of 12/31/09)

No. of Holdings	68
Median Market Cap	$446m
Average Weighted Market Cap	$754m
Price-to-Book – Weighted Harmonic Average	1.3

Source: FactSet Research

TOP TEN HOLDINGS (as of 12/31/09)

	(% of net assets)
Hutchinson Technology, Inc.	3.6
Vishay Intertechnology, Inc.	3.1
Standex International Corp.	2.9
CSG Systems International Inc.	2.5
Ocwen Financial Corp.	2.5
Solutia Inc.	2.4
Walter Investment Management Corp.	2.3
Thermadyne Holdings Corp.	2.3
Hawk Corp.	2.2
Drew Industries, Inc.	2.1
Total % of Portfolio	25.9

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION (as of 12/31/09)

	(% of net assets)
Industrials	24.0
Consumer Discretionary	19.2
Financials	15.8
Information Technology	11.6
Materials	8.8
Energy	7.4
Healthcare	4.4
Consumer Staples	1.7
Telecom Services	0.0
Utilities	0.0
	92.9
Net Cash*	7.1

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (12/31/09)

Hutchinson Technology, Inc. (3.6%)

Designs, develops, manufactures, and markets suspension assemblies for disk drives in the US and internationally.

Vishay Intertechnology, Inc. (3.1%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

Standex International Corp.(2.9%)

Operates as a diversified manufacturer worldwide of food service equipment, air distribution, engraving, hydraulics and engineered products.

CSG Systems International Inc. (2.5%)

Provides outsourced solutions primarily to North American cable and Direct Broadcast satellite communications markets The company's solutions coordinate and manage various aspects of a service providers customer interactions.

Ocwen Financial Corp. (2.5%)

Provides asset management and business process solutions to the financial services industry. It principally offers loan servicing, special servicing, mortgage loan due diligence, and receivables management services.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com